LEASE

         THIS LEASE, is made AUGUST 24, 2000, between PINE CREEK PROPERTIES, a California general partnership, "Landlord", whose address is P.O. Box 11218, Santa Rosa, CA 95406, and ZAPWORLD.COM "Tenant," whose address is 117 Morris, Sebastopol.

         This Lease is made with reference to the following facts and objectives:

         (a) Landlord is the owner of the premises described in Paragraph 1 and Exhibit "A", which consists, generally, of APPROX. 9,800 SQ. FT. WAREHOUSE (INCLUDES APPROX. 400 SQ. FT. OFFICE).

         (b) Tenant is willing to lease the premises from Landlord pursuant to the provisions stated in this Lease.

         (c) Tenant wishes to lease the premises for the purposes of WAREHOUSE.

         (d) Tenant has examined the premises and is fully informed of their condition.

         THE PARTIES HERETO AGREE AS FOLLOWS:

         1. PREMISES. Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord, upon the terms and conditions herein set forth, the real property located at 6784 SEBASTOPOL AVE., SEBASTOPOL, Sonoma County, California, and more particularly described in Exhibit "A", together with the building and other improvements located on the real property ("premises").

         2. TERM.

         (a) The term of this lease shall be FIVE (5 years) and shall commence on the 1st day of SEPTEMBER, 2000, and end on the 31st day of AUGUST, 2005, inclusive.

         (b) If Landlord is unable to deliver possession of the premises Tenant, by the date specified above for the commencement of the term of this Lease, neither Landlord nor its agent shall be liable for any damage caused thereby, nor shall this Lease thereby become void or voidable, and the term herein specified shall, in such case, commence upon the date of delivery of possession of the premises to Tenant and shall terminate FIVE (5) years thereafter. In such event, Tenant shall not be liable for any rent until such time as Landlord shall deliver possession of the premises to Tenant.

         3. ACCEPTANCE OF PREMISES. Tenant's taking possession of the premises on commencement of the term shall constitute Tenant's acknowledgment that the premises are in good condition.



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

         4. RENT. Tenant agrees to pay to Landlord, as rent for the premises the sum of FIVE THOUSAND EIGHT HUNDRED EIGHTY Dollars ($5,880.00) per month, in advance, on the first day of the term of this Lease and on the first day of each calendar month thereafter during the term. Rent for any partial month shall be prorated at the rate of 1/30th of the monthly rent per day. All installments of rent shall be paid at the address to which notices to Landlord are given, or at such other place as may be designated in writing, from time to time by Landlord, in lawful money of the United States and without deduction or offset for any cause whatsoever. In addition, Tenant agrees to pay to Landlord a late payment of ten percent (10%) of the amount due for any payment received later than the seventh day of each calendar month.

         5. RENT ADJUSTMENTS. The monthly rent provided for in Paragraph 4 ("minimum monthly rent") shall be subject to adjustment at the commencement of the second year of the term and each year thereafter (the "adjustment date"), as follows:

         The base for computing the adjustment is the Consumer Price Index, All Urban Consumers ("All Items") for the San Francisco-Oakland Metropolitan Area, published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is published for the month nearest the date of commencement of the term ("Beginning Index"). If the index published nearest the adjustment date ("Extension Index") has increased or decreased over the Beginning Index, the minimum monthly rent for the following year shall be set by multiplying the minimum monthly rent set forth in Paragraph 4, by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index. In no case shall the minimum monthly rent be less than the minimum monthly rent set forth in Paragraph 4. On adjustment of the minimum monthly rent as provided in this Lease, the parties shall immediately execute an amendment to the Lease stating the new minimum monthly rent.

         If the index is changed so that the base year differs from that used as of the month immediately preceding the month in which the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

         6. SECURITY DEPOSIT. On execution of this Lease, Tenant shall deposit with Landlord the sum of FIVE THOUSAND EIGHT HUNDRED Dollars ($5,800.00) as a security deposit for the performance by Tenant of the provisions of this Lease. If Tenant is in default, Landlord can use the security deposit, or any portion of it, to cure the default or to compensate Landlord for all damage sustained by Landlord resulting from Tenant's default. Tenant shall immediately, on demand pay to Landlord a sum equal to the portion of the security deposit expended or applied by Landlord as provided in this paragraph so as to maintain the security deposit in the sum initially deposited with Landlord. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the security deposit to Tenant. Landlord's obligations with respect to the security deposit are those of a debtor and not a trustee. Landlord can maintain the security deposit separate and apart from Landlord's general funds or can commingle the security deposit with Landlord's general and other funds. Landlord shall not be required to pay Tenant interest on the security deposit.

         7. PERSONAL PROPERTY TAXES. Tenant shall pay before delinquency all taxes, assessments, license fees, and other charges that are levied and assessed against Tenant's trade fixtures or personal property installed or located in or on the premises, and that become payable during the term. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.

         8. REAL PROPERTY TAXES. Landlord shall pay all real property taxes and general and special assessments ("real property taxes") levied and assessed against the premises, provided, however, that Lessee shall pay to Lessor any increase in real property tax assessed by reason of Tenant's activities or additional improvements placed upon the Premises by Lessee or at Lessee's request.

         9. USE. The premises are to be used as described in the Recitals of this Lease, and for no other business or purpose without the prior written consent of Landlord. Tenant shall be responsible for any required City, County, State or Federal permits. No use shall be made or permitted to be made of the premises, nor acts done in or on about the premises, which will in any way conflict with any law, ordinance, rule or regulation affecting the occupancy or use of the premises which has been or is subsequently enacted or promulgated by any public authority, or which will increase the existing rate of insurance upon the building, or cause a cancellation of any insurance policy covering the building or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold in or about the premises, any article which may be prohibited by the standard form of fire insurance policy. Tenant shall not commit, or suffer to be committed, any waste upon the premises or, any public or private nuisance, or other act of thing which may disturb the quiet enjoyment of any neighbor, commercial or residential, nor any other tenant in the building, nor use any apparatus, machinery or device in or about the premises which shall cause any substantial noise or vibration, or which shall substantially increase the amount of electricity or water, if any, agreed to be furnished or supplied under this Lease. Tenant further agrees not to connect with electric wires or water or other pipes any apparatus, machinery or device without the consent of Landlord. If parking becomes an issue, Landlord shall assign specific parking spaces.

         10. MAINTENANCE AND REPAIRS. Except as provided in Paragraphs 22 and 23, Tenant, at its cost, shall maintain the premises in good condition. Landlord shall be responsible for roof, walls and floor repair maintenance. Landlord shall not have any responsibility for general maintenance of the premises. Tenant waives the provisions of Civil Code Sections 1941 and 1942, with respect to Landlord's obligations for tenantability of the premises and Tenant's right to make repairs and deduct the expenses of such repairs from rent.

         11. ALTERATIONS. Except as provided in Paragraph 12, Tenant shall not make any alterations to the premises without Landlord's consent. Unless otherwise provided


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

by written agreement, all alterations shall be done either by or under the direction of Landlord, but at the sole cost of Tenant, shall be the property of Landlord, and shall remain on and be surrendered with the premises on expiration or termination of the term; provided, however, that at Landlord's option, Tenant shall, at Tenant's expense, when surrendering the premises, restore the same to their original condition.

         If Tenant makes any alterations to the premises, as provided in this paragraph, the alterations shall not be commenced until two (2) days after has received notice from Tenant stating the date the installation of the alterations is to commence, so that Landlord can post and record an appropriate notice of non-responsibility.

         12. TRADE FIXTURES. Subject to the provisions of Paragraph 11 hereof, Tenant may install and maintain its trade fixtures on the premises, provided that such fixtures, by reason of the manner in which they are affixed, do not become an integral part of the building or premises. Tenant, if not in default hereunder, may at any time or from time to time during the term hereof, or upon the expiration or termination of this Lease, alter or remove any such trade fixtures so installed by Tenant. If not so removed by Tenant on or before the expiration or termination of this Lease, Tenant, upon the request of Landlord so to do, shall thereupon remove the same. Any damage to the premises caused by any such installation, alteration or removal of such trade fixtures shall be promptly repaired at the expense of the Tenant.

         13. MECHANICS' LIENS. Tenant shall pay all costs for construction done by it, or caused to be done by it, on the premises, including all required permits, as permitted by this Lease. Tenant shall keep the premises free and clear of all mechanics' liens resulting from construction done by or for Tenant.

         Tenant shall have the right to contest the correctness or validity of any such lien if, immediately on demand by Landlord, Tenant procures and records a lien release bond issued by a corporation authorized to issue surety bonds in California in an amount equal to one and one-half times the amount of the claim of the lien. The bond shall meet the requirements of Civil Code Section 3143 and shall provide for the payment of any sum that the claimant may recover on the claim (together with costs of suit, if it recovers in the action).

         14. AMERICANS WITH DISABILITIES ACT (ADA). If Tenant's use and/or personnel requirements change after the granting of initial use permit which would enact new ADA requirements, then Tenant shall at all times keep the premises in compliance with the ADA and its supporting regulations, and all similar federal, state or local laws, regulations and ordinances with respect to this new use. If Landlord's consent would be required for alterations to bring the premises into compliance, Landlord agrees not to unreasonably withhold its consent.

         15. HAZARDOUS MATERIALS ACKNOWLEDGMENT ENVIRONMENTAL REPRESENTATION AND LIABILITY RELEASE. Tenant acknowledges that various materials utilized in the construction of the Property may contain materials that have been or may in the future be determined to be toxic, hazardous or undesirable and may need to be specially treated, specially handled and/or removed from the Property. Such substances may be above and below ground on the Property or may be present on or in soils, water, building components or other portions of the Property in areas that may or may not be accessible or noticeable.

         Tenant shall use and operate the premises, at all times during the term hereof, under and in compliance with the laws of the State of California and in compliance with all applicable environmental legal requirements.

         For any contamination to Leased Property due to Tenant's use, Tenant assumes full responsibility for the clean-up of such toxic hazardous or undesirable material as required by current and future federal, state and local laws and regulations. Tenant acknowledges that toxic wastes, hazardous materials and undesirable substances problems can be extremely costly to correct and Tenant relieves the Landlord from all liability related thereto due to Tenant's use. Tenant therefore hereby agrees that they shall indemnify and defend and hold the Landlord harmless from any claim, liability, damage, cost or expense, including but not limited to court costs and attorneys' fees, arising out of or in any way related to toxic waste, hazardous material and/or undesirable substance affecting the Leased Property related to and caused by Tenant's use.

         16. UTILITIES. Tenant shall make all arrangements for, and pay for all utilities and services furnished to or used by it including, without limitation, gas, electricity, water, sewer, telephone service, and trash collection, and for all connection charges. If for any reason, any of these utilities or services are paid for by Landlord on behalf of Tenant, then Tenant shall reimburse Landlord upon receiving notice.

         17. EXCULPATION OF LANDLORD. Landlord shall not be liable to Tenant for any injury or damage that may result to any person or property in or about the premises or the building which the premises are located, from any cause whatsoever, including but not limited to injury or damage resulting from any defects in the building, including roof leaks, or any equipment located therein, or from fire, water, gas, oil, electricity or other cause or any failure in the supply of same, or from the acts or neglect of any persons.

         18. INDEMNIFY AND HOLD HARMLESS. Tenant agrees to indemnify and hold Landlord harmless against all claims, and the expense of defending against such claims, for injury or damage to persons or property occurring in or about the premises or occurring outside the premises but resulting in whole or in part from the act, failure to act, negligence or other fault of Tenant or its agents, employees or invitees.

         19. LIMITATION OF LANDLORD'S LIABILITY. Tenant agrees to look solely to Landlord's interest in the building for the recovery of any judgement from Landlord, it being agreed that Landlord shall never be personally liable for any such judgement. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right the Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest or any other action not involving the personal liability of Landlord to respond in monetary damages from assets other than Landlord's interest in the building or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord.

         20. INSURANCE.

         (a) Tenant, at its cost, shall maintain public liability and property damage insurance with a combined single limit of liability of not less than $1,000,000, insuring against all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use or occupancy of the premises. All public liability insurance, and property damage insurance shall insure performance by Tenant of the indemnity provisions of Paragraph 18. Both parties shall be named as additional insureds, and the policy shall contain cross-liability endorsements.

         (b) Not more frequently than three (3) years, if, in the opinion of Landlord's lender or of the insurance broker retained by Landlord, the amount of public liability and property damage insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as required by either Landlord's lender or Landlord's insurance broker.

         (c) Tenant, at its cost, shall maintain on all its personal property, Tenant's improvements, and alterations, in, on, or about the premises, a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, to the extent of at least ninety percent (90%) of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property or the restoration of Tenant's improvements or alterations. TENANT SHALL BE FINANCIALLY RESPONSIBLE FOR GLASS BREAKAGE.

         (d) Landlord shall maintain on the building and other improvements that are a part of the premises, a policy of standard fire and extended coverage insurance with vandalism and malicious mischief endorsements, to the extent of at least ninety percent (90%) full replacement value.

         (e) Tenant's obligation to pay the insurance costs, shall be prorated for any partial year, at the commencement and expiration or termination of the term.

         (f) All insurance policies maintained by Tenant, under this paragraph, shall contain a provision requiring thirty (30) days' written notice from the insurance company to both parties and Landlord's lender, before cancellation or change in the coverage, scope, or amount of any policy. Each policy, or a certificate of the policy, together with evidence of payment of premiums, shall be deposited with the other party at the commencement of the term, and on renewal of the policy, not less than twenty (20) days before expiration of the term of the policy.

         21. WAIVER OF SUBROGATION. The parties release each other, and their respective authorized representatives, from any claims for damage to any person, or to the premises and to the fixtures, personal property, Tenant's improvements and alterations of either Landlord or Tenant in or on the premises that are caused by or result from the risks insured against under any insurance policies carried by the parties and in force at the time of any such damage.

         Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all rights of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

         22. DESTRUCTION. If the whole or any part of the premises shall be destroyed by fire or other cause, or be so damaged thereby that they are untenantable and cannot be rendered tenantable within one hundred twenty (120) days from the date of such destruction or damage, or such damage or destruction is not covered by any insurance required to be maintained under Paragraph 20 this Lease may be terminated by Landlord or Tenant by written notice to the other. Within forty-five (45) days from date of such destruction or damage, Landlord shall give written notice to Tenant as to whether or not the premises will be rendered tenantable within one hundred twenty (120) days from the date of such destruction or damage and whether such damage or destruction is anticipated to be covered by the insurance required to be maintained under Paragraph 16. In case the damage or destruction be not such as to permit termination of the Lease as above provided, or neither Landlord nor Tenant elects to terminate the Lease as above provided, Landlord shall within reasonable time, render said premises tenantable, and a proportionate reduction shall be made in the rent herein reserved corresponding to the time during which and to the portion of the premises of which Tenant shall be deprived of possession. The provisions of Subdivision 2 of Section 1932 of the California Civil Code, and of Subdivision 4 of Section 1933 of that Code, shall not apply to this Lease.

         23. CONDEMNATION. Should the whole or any part of the premises be condemned and taken by any competent authority for any public or quasi-public use or purpose, all awards payable on account of such condemnation and taking shall be payable to Landlord and Tenant hereby waives all interest in or claim to said awards, or any part thereof. If the whole of the premises shall be so condemned and taken, then this Lease shall terminate. If only a part of the premises is condemned and taken and the remaining portion thereof is not suitable for the purposes for which Tenant has leased said premises, this Lease shall terminate. If only a part of the premises is condemned and taken and the remaining portion thereof is suitable for the purposes for which Tenant has leased said premises, this Lease shall continue, but the rental shall be reduced in an amount proportionate to the value of the portion taken as it related to the total value of the premises. Each party waives the provisions of Code of Civil Procedure ss.1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the premises.

         24. ASSIGNMENT AND SUBLETTING. Except as provided in Paragraph 24(d) hereof, Tenant shall not assign, mortgage or pledge this Lease, or any interest therein, and shall not sublet the premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the agents and servants of Tenant excepted) to occupy or use the premises, or any portion thereof, without the written consent of Landlord first had and obtained. A consent to one assignment, mortgage pledge, subletting, occupation or use by any other person shall not relieve the Tenant from any obligation under this Lease, and shall not be deemed to be a consent to any subsequent assignment, mortgage, pledge, subletting, occupation or use by another person. Any assignment, mortgage, subletting, occupation or use without such consent shall be void, and shall, at the option of Landlord, terminate this Lease.

         (a) If the Tenant desires any assignment, mortgage, pledge or subletting, occupation or use referred to in Paragraph 24, Tenant shall give written notice to the Landlord giving the name and address of the proposed assignee, mortgagee, pledgee, sublessee, occupier or user, and the price and other terms of the proposed transaction. At the same time, Tenant shall, in writing, tender by an offer to the Landlord the option to (i) reacquire the premises for the same period and under the same terms as the proposed assignment or sublease, or (ii) reacquire the premises for the same period but at a price equal to the lease rent. If the Landlord accepts the offer, it shall do so by mailing written notice of its acceptance to the Tenant within thirty (30) days after the Tenant's offer is received by the Landlord. Tenant shall be entitled to withdraw its notice of intent to assign, mortgage, pledge, sublet, occupy or use, at any time until the Landlord accepts the Tenant's offer.

         If only a portion of the premises would be affected by a sublease or assignment the Landlord shall have the right to re-acquire the portion affected. If the Landlord elects to reacquire under this provision the portion affected, Tenant shall be required to provide without charge reasonable and appropriate access to the portion affected and reasonable use of any common facilities.

         (b) If Landlord does not choose to accept the Tenant's offer under Subparagraph 24(a), but does consent to the proposed assignment, mortgage, pledge, subletting, occupation or use referred to in Paragraph 24, Landlord shall have the right to receive from the Tenant any profit realized by the Tenant from charging a higher rent that the lease rent. Such profit shall be measured by the difference between the lease rent and any rent received by the Tenant, minus the Tenant's reasonable leasing and administrative costs related to the assignment or subletting, and excess of building standards. For this purpose, "rent received by the Tenant" shall include all sums paid under the sublease of assignment, whether characterized as rent, additional rent, or any other payment or consideration in respect of use or occupancy or in reimbursement of the costs of leasehold improvements installed by the Tenant, and whether paid in a lump sum or in periodic payments. In no event shall the total sums payable to the Landlord, including the lease rent and any additional payments made by Tenant to Landlord as a result of the application of this paragraph, be less than the lease rent.

         (c) The provisions in Paragraphs 24(a) and (b) shall be binding on any subtenant or assignee who desires to sub-sublet or sub-assign their interest, and Landlord's actions with respect to one assignment, mortgage, pledge, sublease, occupation or use shall not be deemed to limit the Landlord's options under this Lease with respect to a subsequent assignment, mortgage, pledge, sublease, occupation or use. Landlord's rights under Paragraphs 24(a) and (b) shall prevail over any inconsistent language in any sublease or assignment to which the Landlord consents and are reserved by the Landlord from the grant of the Tenant's leasehold estate. Nothing herein shall be construed to require the Landlord's consent to any assignment, mortgage, pledge, subletting, occupation or use referred to in Paragraph 24 (so long as the Landlord's consent is not unreasonably withheld). Any exercise of the Landlord's rights under Paragraphs 24(a) and (b) shall be deemed to be reasonable.

         Failure of any subtenant or assignee to make any payments to Tenant shall not affect the obligation of the Tenant to pay the lease rent or any other obligation under the Lease owing to the Landlord. The provisions of any sublease or assignment cannot be modified, nor may the sublease or assignment be terminated other than in accordance with its terms, without the written consent of the Landlord.

         (d) Tenant shall have the right, without Landlord's consent, to assign this Lease to a general or limited partnership if (1) Tenant is a general partner and owns and retains not less than 51% of the partnership following the assignment and (2) the partnership executes an agreement required by Landlord assuming Tenant's obligations.

         Tenant shall have the right, without Landlord's consent to assign this Lease to a corporation if (1) Tenant owns and retains at least 51% of the outstanding capital stock of the corporation and (2) the corporation executes an agreement required by Landlord assuming Tenant's obligations.

         25. INSOLVENCY AND RECEIVERSHIP. Either the appointment of a receiver to take possession of all, or substantially all, of the assets of Tenant or a general assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency or bankruptcy act, shall constitute a breach of this Lease by Tenant.

         26. DEFAULT AND RE-ENTRY. In the event of any breach of the terms and provisions of this Lease by Tenant, or if Tenant's interest herein, or any part thereof, be assigned or transferred without the written consent of Landlord, either voluntarily or by operation of law, whether by judgement, execution, death, receivership or any other means, or if Tenant vacates or abandons the premises, which shall be conclusively presumed if Tenant leaves the premises closed or unoccupied continuously for twenty (20) days, then in any such event, Landlord, besides other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the premises and may store such property at the cost of and for the account and risk of Tenant.

         Should Landlord elect to re-enter as herein provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provide for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, re-let the premises, or any part thereof, for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord, in its sole discretion, may deem advisable with the right to make alterations and repairs to the premises.

         Rents received by such Landlord from such re-letting shall be applied: first, to the payment of any costs and expenses of such re-letting, including a reasonable attorney's fee and any real estate commission actually paid, and any costs and expenses of such alterations and repairs; second, to the payment of any indebtedness, other than rent, due hereunder from Tenant to Landlord; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent or other obligations as the same may become due and payable hereunder. If rentals received from such re-letting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord, and such deficiency shall be calculated and paid monthly.

         No such re-entry or taking possession of said premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Landlord may, at any time thereafter, elect to terminate this Lease for such previous breach.

         Should Landlord at any time terminate this Lease for any breach, and thereafter seek relief pursuant to Section 1951.2 of the California Civil Code, interest shall be allowed upon unpaid rent, for the purposes of Section 1951.2(b), at ten percent (10%) per annum or the maximum rate permitted by law, whichever is greater. Any proof by Tenant under subparagraphs (2) or (3) of subdivision (a) of Section 1951.2 of the California Civil Code, as to the amount of rental loss that could be reasonably avoided, shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the leased premises and in the same geographic vicinity and such two real estate brokers shall select a third licensed real estate broker and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided for the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.

         27. WAIVER. The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

         28. REMOVAL OF PROPERTY. Whenever Landlord shall remove any property of Tenant from the premises and store the same elsewhere for the account, and at the expense and risk, of Tenant, as provided in Paragraph 22, hereof, and Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of ninety (90) days or more, Landlord may sell any or all such property at public or private sale, in such manner and at such times and places as Landlord in its sole discretion, may deem proper, without notice to or demand upon Tenant, for the payment of any part of such charges or the removal of any such property, and shall apply the proceeds of such sale; first, to the cost and expenses of such sale, including reasonable attorney's fees actually incurred; second, to the payment of the cost of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

         29. WAIVER OF DAMAGES FOR RE-ENTRY. Tenant hereby waives all claims for damages that may be caused by Landlord's re-entering and taking possession of the premises or removing and storing the property of Tenant as herein provided, and will save Landlord harmless from loss, costs or damages occasioned thereby, and no such re-entry shall be considered or construed forcible entry.

         30. SURRENDER. At the time of surrender, all improvements made by Tenant to the premises shall be in compliance with all applicable building code requirements.

         31. ATTORNEY'S FEES. If either party becomes a party to any litigation concerning this Lease, the premises, or the building or other improvements in which the premises are located, by reason of any act or omission of the other party or its authorized representatives, and not by any act or omission of the party that becomes a party to that litigation or any act or omission of its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to that party for reasonable attorney's fees and court costs incurred by it in the litigation.

         If Landlord commences an action or incurs expenses against Tenant to enforce any of the terms hereof or because of the breach by Tenant of any of the terms hereof or for the recovery of any rent due hereunder or for the unlawful detainer of such premises, Tenant shall pay to Landlord reasonable attorneys' fees and expenses, and the right to such attorneys' fees and expenses shall be deemed to have accrued from the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment. If Tenant breaches any terms of this Lease, Landlord may employ an attorney or attorneys to protect Landlord's rights hereunder, and in the event of such employment following any breach by Tenant, Tenant shall pay Landlord reasonable attorneys' fees and expenses incurred by Landlord whether or not an action is actually commenced against Tenant by reason of such breach.

         32. LITIGATION AGAINST TENANT. Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by or against Tenant, or by or against any person holding under or using the premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to pay to Landlord the amount of any judgment rendered against Landlord or the premises or any part thereof, and all costs and expenses, including an attorney's fees, incurred by Landlord in or in connection with such litigation.

         33. SUBORDINATION. Tenant agrees that this Lease shall be subject and subordinate to any first mortgage, first trust deed or like encumbrance heretofore or hereafter placed upon said premises or any part thereof, except the Tenant's property or trade fixtures, and to any and all renewals, modifications, consolidations, replacements, extensions or substitutions of any first mortgage or like encumbrance. Such subordination shall be automatic, without the execution of any further subordination agreement by Tenant. If, however, a written subordination agreement is required by a mortgagee, Tenant agrees to execute, acknowledge and deliver the same and in the event of failure to do so, Landlord may, in addition to any other remedies for breach of covenant hereunder, execute, acknowledge and deliver the same as the agent of Tenant, and Tenant hereby irrevocably constitutes Landlord its attorney-in-fact for such purpose.

         34. WAIVER OF REDEMPTION BY TENANT, HOLDING OVER. Tenant hereby waives for Tenant and all those claiming under Tenant, all right now or hereafter existing to redeem the leased premises after termination of Tenant's right of occupancy by order of judgment of any court or by any legal process or writ. Any holding over after the expiration of the term of this lease, with the consent of the Landlord, shall be construed to be a tenancy from month to month, and shall be under the terms and conditions specified in this lease, so far as applicable, and in such case rental shall be payable in the amount and at the time specified in Paragraph 4 hereof. Any such holding over without Landlord's consent shall be a breach of this lease and Tenant shall pay to Landlord, without affecting Landlord's rights under the law or elsewhere under this lease for such a breach, as liquidated damages in the amount equal to three (3) times the then current minimum monthly rent under Paragraph 4 hereof for each month of holding over, since Landlord and Tenant agree that fixing Landlord's actual damages if such holding over occurs would be most difficult but that such an amount is a reasonable approximation of what such actual damages would be.

         35. ENTRY AND INSPECTION. Tenant will permit Landlord and its agents to enter into and upon the premises at all reasonable times for the purpose of inspecting the same, or for the purpose of protecting the interest therein of Landlord or the Owner, or to post notices of non-responsibility, or to make alterations or additions to the premises, including the erection of scaffolding, props or other mechanical devices, or to provide any service provided by Landlord to Tenant hereunder, without any rebate of rent to Tenant for any loss of occupancy or quiet enjoyment of the premises, or damage, injury or inconvenience thereby occasioned, and Tenant will permit Landlord, at any time within one hundred eighty (180) days prior to the expiration of this Lease, to bring upon the premises, for purposes of inspection or display, prospective tenants thereof.

         36. SALE OR TRANSFER OF PREMISES. If Landlord sells or transfers all or any portion of the premises, Landlord, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease if Landlord's successor has assumed in writing, for the benefit of Tenant, Landlord's obligations under this Lease. If any security deposit or prepaid rent has been paid by Tenant, Landlord can transfer the security deposit or prepaid rent to Landlord's successor and on such transfer Landlord shall be discharged from any further liability in reference to the security deposit or prepaid rent.

         37. ATTORNMENT. Tenant shall attorn to any purchaser of the premises at any foreclosure sale of private sale conducted pursuant to any security instrument encumbering the premises, or to any grantee or transferee designated in any deed give in lieu to foreclosure, provided that such party shall have assumed the obligations of Landlord hereunder in writing.

         38. SUCCESSORS AND ASSIGNS. Subject to the provisions hereof relating to assignment, mortgaging, pledging and subletting, this Lease is intended to and does bind the heirs, executors, administrators, successors and assigns of any and all of the parties hereto.

         39. TIME. Time is of the essence of this Lease.

         40. NOTICES. All notices which Landlord or Tenant may be required, or may desire, to serve on the other may be served, as an alternative to personal service, by mailing the same, postage prepaid, and addressed as listed herein. Any party may change its address for purposes of this Paragraph by giving the other parties written notice of the new address in the manner set forth above.

         41. CORPORATE AUTHORITY. If either party is a corporation, that party shall deliver the other party on execution of this Lease a certified copy of a resolution of its board of directors authorizing the officer that are authorized to execute this Lease on behalf of the corporation.

         42. CALIFORNIA LAW. This lease shall be construed and interpreted in accordance with the laws of the State of California.

         43. COMPLETE AGREEMENT. It is expressly agreed by the parties, as a material consideration for the execution of this Lease, that there are, and were, no verbal representation, understandings, stipulations, agreement of promises pertaining thereto, not incorporated in writing herein, and it is likewise agreed that this Lease should not be altered, waived, amended or extended otherwise than as provided herein, except by writing signed by both parties.

         44. ADDENDA. Attached hereto is an addendum or addenda containing the following Paragraphs 45 which constitute a part of this Lease. In the event that any provisions of the addendum or addenda conflict with other provisions of the Lease, the provisions of the addendum or addenda shall control and supersede the other conflicting Lease provisions.

         46. TENANT IMPROVEMENTS. Landlord to install black out windows and turbine fans, make rear sliding door operational, and bring bathroom up to ADA standards. Ensures zoning is acceptable for Zapp's occupancy needs and fire codes.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first written above.

            "Landlord"                               "Tenant:"
      PINE CREEK PROPERTIES                         ZAPWORLD.COM

                                             /s/ Gary Starr
---------------------------------          -------------------------------------
(signature)                (date)          (signature)                    (date)



---------------------------------          -------------------------------------
(signature)                (date)          (signature)                    (date)

                                E X H I B I T "A"


Lease Dated August 24, 2000

Between: Pine Creek Properties and Zapworld. Com


                  [Diagrammatic description of lease premises]

                                ADDENDUM TO LEASE
                             DATED: AUGUST 24, 2000
                       BETWEEN: PINE CREEK PROPERTIES AND
                                  ZAPWORLD.COM


Paragraph 45-- Acknowledgement of Floodplain.

         Tenant specifically recognizes that the premises are located in a floodplain area. Tenant acknowledges that Landlord shall not be liable to Tenant for any injury to any person or property in or about the premises or the building in which the premises are located, from any cause directly or indirectly related to flooding or any collateral effects of flooding. Tenant understands that Landlord does not carry flood insurance for Tenant's benefit.

         Tenant further represents that it has had the advice of independent counsel in negotiations for and preparation of this addendum or had been advised of the right to such advise, that Tenant has read this addendum or had it read and fully explained by counsel, and that Tenant understands this addendum.



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